Exploration Expense	3 Months Ended
Mar. 31, 2013
Exploration Expense

18. EXPLORATION EXPENSE

For the three months ended March 31, 2013 and 2012, we incurred approximately $2.0 million and $1.1 million in exploration expenses, respectively. The expense incurred in 2013 was due to geological and geophysical type expenditures and delay rental payments. Approximately $0.8 million of the expense incurred in 2012 was due to geological and geophysical type expenditures and delay rental payments primarily associated with leases in the Appalachian Basin. An additional $0.3 million related to the plugging of two exploratory Marcellus Shale wells that were spud during 2011 in Butler County, Pennsylvania. Minimal drilling was completed on these wells before a strategic decision was made to abandon the well sites and defer capital to other leases in the development plan and hold the acreage by production.